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                                                                   EXHIBIT 10.38

                                                                  EXECUTION COPY





               AMENDMENT NO. 5 TO THE SALE AND SERVICING AGREEMENT


                            dated as of March 6, 2003

                                      among

                             CPS WAREHOUSE TRUST, as
                              Purchaser and Issuer,

                      CONSUMER PORTFOLIO SERVICES, INC., as
                               Seller and Servicer

                    SYSTEMS & SERVICES TECHNOLOGIES, INC., as
                                 Backup Servicer

                        BANK ONE TRUST COMPANY, N.A., as
                          Standby Servicer and Trustee

                                  WESTLB AG, as
                                      Agent



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               AMENDMENT NO. 5 TO THE SALE AND SERVICING AGREEMENT

         AMENDMENT NO. 5 TO THE SALE AND SERVICING AGREEMENT, dated as of March 6, 2003 (the "AMENDMENT") among CPS WAREHOUSE TRUST, a Delaware statutory trust (in its capacities as the Issuer, the "ISSUER" and as Purchaser, the "PURCHASER," respectively), CONSUMER PORTFOLIO SERVICES, INC., a California corporation (in its capacities as Seller, the "SELLER" and as Servicer, the "SERVICER," respectively), SYSTEMS & SERVICES TECHNOLOGIES, INC., a Delaware corporation ("SST"), as Backup Servicer, and BANK ONE TRUST COMPANY, N.A., a national banking association, (in its capacities as Standby Servicer, the "STANDBY SERVICER" and as Trustee, the "TRUSTEE," respectively) and WESTLB AG (F/K/A WESTDEUTSCHE LANDESBANK GIROZENTRALE) ( the "AGENT"), as it may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

                                    RECITALS
                                    --------

         WHEREAS, the Purchaser, the Seller, the Servicer, SST, the Standby Servicer and the Trustee (collectively, the "AMENDING PARTIES") have entered into the Sale and Servicing Agreement dated as of March 7, 2002, as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms (the "SALE AND SERVICING AGREEMENT") and the SSA Amending Parties desire to amend the Sale and Servicing Agreement in certain respects as provided below with the consent of the Noteholder and the Controlling Party;

         WHEREAS, the Issuer wishes to amend certain provisions of the Sale and Servicing Agreement; and

         WHEREAS, the parties to the Note Purchase Agreement, the Indenture and the Liquidity Asset Purchase Agreement (collectively, the "OTHER DOCUMENTS") and the Controlling Party, desire to acknowledge and consent to this Amendment.



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                                   AGREEMENTS
                                   ----------

         In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Amending Parties agree as follows:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS

         SECTION 1.1. DEFINED TERMS. Unless defined in this Amendment, capitalized terms used in this Amendment (including in the Preamble and the Recitals) shall have the meaning given such terms in ANNEX A to the Sale and Servicing Agreement, as identifiable from the context in which such term is used.


                                   ARTICLE II
                                   ----------

                                   AMENDMENTS

         SECTION 2.1. AMENDMENTS TO ANNEX A TO THE SALE AND SERVICING AGREEMENT. ANNEX A to the Sale and Servicing Agreement is hereby amended as follows:

(a) The definition of "Advance Rate" is hereby amended by deleting the existing definition and replacing it with the following:

         "ADVANCE RATE" as of any day means (a)73% MINUS (b) the Advance Rate Reduction Amount.

(b) The definition of "Facility Termination Date" is hereby amended by deleting the existing definition and replacing it with the following:

         ""FACILITY TERMINATION DATE" means the earlier of (i) March 4, 2004 (or such later date as agreed upon pursuant to SECTION 2.05 of the Note Purchase Agreement) and (ii) the date of the occurrence of a Funding Termination Event."

(c) The following definitions are hereby deleted in their entirety:

         "CPS Receivables Advance Rate";

         "Mercury Receivables"; and

         "Mercury Receivables Advance Rate".

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         SECTION 2.2. CONSENT OF THE PARTIES TO THE OTHER DOCUMENTS AND THE
CONTROLLING PARTY. The parties to the Other Documents and the Controlling Party hereby consent to the amendment set forth in Sections 2.1 hereof and acknowledge that the Other Documents are similarly amended IPSO FACTO to the extent the term "Facility Termination Date" is used therein.

                                   ARTICLE III
                                   -----------

                           CONDITION TO EFFECTIVENESS

         SECTION 3.1. EXECUTION OF AMENDMENT BY AMENDING PARTIES. This Amendment shall become effective upon receipt by the Noteholder, the Controlling Party, the Agent, Paradigm and the Committed Note Purchaser of executed counterparts of this Amendment.


                                   ARTICLE IV
                                   ----------

                                  MISCELLANEOUS

         SECTION 4.1. RATIFICATION. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Amending Parties under the Sale and Servicing Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Sale and Servicing Agreement, all of which are hereby ratified and affirmed in all respects by each of the Amending Parties and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Sale and Servicing Agreement specifically referred to herein and any references in the Sale and Servicing Agreement to the provisions of the Sale and Servicing Agreement specifically referred to herein shall be to such provisions as amended by this Amendment. Notwithstanding the preceding sentence, this Amendment shall apply and be effective with respect to the provisions of the Other Documents.

         SECTION 4.2. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION 4.3. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW (INCLUDING, WITHOUT LIMITATION, THE UCC) OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF
LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

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         SECTION 4.4. WAIVER OF NOTICE. Each of the Amending Parties waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

         SECTION 4.5. HEADINGS. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment, the Sale and Servicing Agreement and shall not affect the construction or interpretation of this Amendment, the Sale and Servicing Agreement or any provisions hereof or thereof.


                  [Remainder of Page Intentionally Left Blank]



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         IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.



                                        CPS WAREHOUSE TRUST

                                        By: Wilmington Trust Company, not in
                                        its individual capacity but solely as
                                        Owner Trustee

                                        By:_______________________________
                                        Name:
                                        Title:



                                        CONSUMER PORTFOLIO SERVICES, INC.,
                                        as Seller


                                        By:________________________________
                                        Name:
                                        Title:


                                        CONSUMER PORTFOLIO SERVICES, INC.,
                                        as Servicer


                                        By:________________________________
                                        Name:
                                        Title:

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                                         BANK ONE TRUST COMPANY, N.A.,
                                         not in its individual capacity, but
                                         solely as Standby Servicer and Trustee


                                         By:_______________________________
                                         Name:
                                         Title:


                                         SYSTEMS & SERVICES
                                         TECHNOLOGIES, INC., as
                                         Backup Servicer

                                         By:_______________________________
                                         Name:
                                         Title:


                                         WESTLB AG, NEW YORK BRANCH, as
                                         Agent


                                         By:_______________________________
                                         Name:
                                         Title:


                                         By:_______________________________
                                         Name:
                                         Title:


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CONSENTED AND AGREED TO:


PARADIGM FUNDING LLC, as Noteholder


By:___________________________________
         Name:
         Title:



XL CAPITAL ASSURANCE INC., as Controlling Party


By:____________________________________
         Name:
         Title:



WESTLB AG, NEW YORK BRANCH,  as Committed Note Purchaser


By:_____________________________________
         Name:
         Title:
By:_____________________________________
         Name:
         Title:




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WESTLB AG, NEW YORK BRANCH,  as Liquidity Agent


By:____________________________________
         Name:
         Title:



By:____________________________________
         Name:
         Title:



WESTLB AG, NEW YORK BRANCH,  as Administrator


By:______________________________________
         Name:
         Title:



By:______________________________________
         Name:
         Title:


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WESTLB AG, NEW YORK BRANCH,  as Purchaser


By:______________________________________
         Name:
         Title:



By:______________________________________
         Name:
         Title:





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BANK ONE TRUST COMPANY, N.A.


    By:
       -------------------------------------------
         Name:
         Title:





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